Transforming Patient Care with Targeted Cancer Therapeutics Company Overview | january, 2018 Company Overview January 2017 Exhibit 99.1

Forward-Looking Statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern Trovagene's expectations, strategy, plans or intentions. These forward-looking statements are based on Trovagene's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. While the list of factors presented in the 10-K is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Trovagene does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Lead Asset: PCM-075 PCM-075 is an oral, highly-selective Polo-like Kinase 1 (PLK1) inhibitor Trovagene licensed exclusive global development and commercialization rights from Nerviano Medical Sciences in 2017 Nerviano is the current manufacturer and has bulk material and finished product available for clinical trials Nerviano Medical Sciences: largest oncology-focused R&D company in Italy, highly regarded in Europe Other licensees include: Genentech (Roche), Pfizer, Array Pharmaceuticals, Servier, and Ignyta

Trovagene Snapshot NASDAQ: TROV 2017 Year-End Cash: $8.2M Shares Outstanding: 52.8M Oncology Focus PCM-075, the only oral, selective PLK1 inhibitor to enter clinical trials 2 active INDs: Hematologic and Solid Tumor Cancers Completed and published Phase 1 safety study in solid tumor cancers Orphan Drug Designation in AML Proprietary tumor profiling technology Results from Phase 1b segment of Acute Myeloid Leukemia (AML) study with recommended Phase 2 dose Initiation of AML Phase 2 continuation study Initiation of Phase 2 trial in metastatic Castration-Resistant Prostate Cancer (mCRPC) Both Phase 2 trials are open-label studies with potential for early data results Investment Case Significant Milestones Oncology Focus

PCM-075: A Best in Class PLK1 Inhibitor Targeting Hematologic and Solid Tumor Cancers Acute Myeloid Leukemia (AML) Metastatic Castration-Resistant Prostate Cancer (mCRPC) Phase 1b/2 Phase 2 Combination of PCM-075 with standard-of-care chemotherapy to extend response to treatment in AML patients ineligible for intensive induction therapy or who have refractory or relapsed disease Combination of PCM-075 with abiraterone (Zytiga®) to extend response to anti-androgen therapy in patients showing early disease progression Hematologic Tumors Solid Tumors

Pipeline Assets Indication (Target) Preclinical Phase 1 Phase 2 Non-Hodgkin Lymphoma Acute Myeloid Leukemia – Orphan Drug Designation TROV-052 Phase 1b/2 open-label clinical trial in combination with standard-of-care ongoing Indication (Target) Preclinical Phase 1 Phase 2 Phase 1 Advanced Solid Tumors Completed and published in Investigational New Drugs Castration-Resistant Prostate TROV-053 Phase 2 protocol submitted to FDA solid tumor IND Adrenocortical Carcinoma Triple Negative Breast Hematologic Tumors Solid Tumors

PLK1 – Cancer Therapeutic Target
Key Regulator of Cell Division

PLK1 – Cancer Therapeutic Target



G2
The cell "double checks" the duplicated chromosomes for error, making any needed repairs.
Mitosis
Cytokinesis
INTERPHASE
S
Each of the 46 chromosomes is duplicated by the cell.
G1
Cellular contents, excluding the chromosomes, are duplicated.
G0
Cell cycle arrest

- PLK1 is the master regulator of the cell-cycle and the last checkpoint prior to cell division (G2/Mitosis phase)[1-6]
- Inhibition of PLK causes mitotic arrest in prometaphase (polo arrest) and subsequent cell death (apoptosis)[1–4]
- Over-expression of PLK1 is observed in numerous cancer types and associated with poor patient prognosis[7]
- Depletion of PLK1 induces cell death in tumor cells[8]

[1]Takai N, et al. Oncogene 2005;24:287–91; [2]Rudolph D, et al. Clin Cancer Res 2009;15:3094–102; [3]Chopra P, et al. Expert Opin Investig Drugs 2010;10:27–43; [4]Strebhardt K. Nat Rev Drug Discov 2010;9643–60; [5]Zitouni S, et al. Nat Rev Mol Cell Biol 2014;15:433–52; [6]Takaki T, et al. Curr Opin Cell Bio 2008;20:650–60; [7]Data derived from The Tumor Genome Atlas, https://tcga-data.nci.nih.gov/docs/publications/tcga; [8]Liu et al., Mol. Cell. Biol. March 15, 2006; 26:6 2093-2108

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PLK1 Overexpressed in Numerous Cancers
Publications Illustrate Broad Application


Molecular
Cancer
Therapeutics

PLK1 Inhibitors in Cancer Therapy: From Laboratory to Clinics

"In our view, combined therapies targeting other relevant pathways together with Plk1 may be vital to combat issues observed with monotherapy, especially resistance." *July 2016*


blood

Randomizes, Phase 2 Trial of Low-Dose Cytarabine with or without Volasertib in AML patients not suitable for Induction Therapy

"By adding volasertib to LDAC, the overall response was more than doubled, with 31% vs 13% for LDAC alone." *August 2014*


Cancer
Research

PLK1 Inhibition Enhances the Efficacy of Androgen Signaling Blockade in Castration-Resistant Prostate Cancer

"Our results offer a strong mechanistic rationale to evaluate PLK1 inhibitors in combination drug trials to enhance the efficacy of Androgen Signaling Inhibitors in mCRPC." *September 2014*

Overexpression of PLK1 Observed in Numerous Cancers

Tumor Type	PLK1 Fold Over-Expression
AML	13.0
B-cell Lymphoma	56.3
Adrenocortical	4.5
Lung Adeno	10.5
Lung Squamous	20.9
Breast	14.4
Esophageal	7.8
Stomach	2.2
Colon	2.5
Head & Neck	3.1
Skin Melanoma	18.3
Ovarian	31.7

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PLK Inhibitor Landscape

Drug/Company	Drug Target(s)	Development Stage	Cancer Types Studied	Status
Volasertib[1] Boehringer Ingelheim	Non-specific (Pan) PLK1,2,3 Inhibitor	Phase 3 (AML)	AML Solid Tumors	Failed Phase 3 trial due to infections, most likely the result of not administering prophylactic anti-infectives or dosing schedule
Rigosertib[2] Onconova	Non-targeted, broad spectrum multi-kinase inhibitor (RAF, PI3K, PLK)	Phase 3 (MDS)	Pancreatic Myeloid Dysplastic Syndrome (MDS)	Failed Phase 3 trial; currently testing IV drug in high-risk MDS patients
CY140[5] Cyclacel	PLK1,2,3	Preclinical	Esophageal Cancer	Ongoing

[1]https://trials.boehringer-ingelheim.com/public/trial_results_documents/1216/1216.11_121611U935541DRCOpdf.pdf et al; [2]Expert Rev Anticancer Ther. 2016 Aug;16(8):805-10;
[3]Clin Cancer Res. 2011 May 15;17(10):3420-30;

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Clinical Efficacy
PLK Inhibitor Drug Class Experience

PLK Inhibition Increased Overall Survival in Phase 2 AML Study[1]



Median OS
LDAC
LDAC + volasertib
5.2 months (95% CI, 3.2-9.1)
8.0 months (95% CI, 3.2-14.5)
HR, 0.63 (95% CI, 0.40-1.00)
P = .047
Volasertib, an investigational pan PLK inhibitor (PLKi)
IV formulation with half-life of ~135 hours
Survival Distribution Function (%)
Time (months)
0
10
20
30
40
50
60
70
80
90
100
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32
34
36

- Increased response rate and improved survival in AML patients ineligible for intensive induction therapy
- Demonstrated response across all AML genetic subgroups and had a clinically manageable safety profile

Volasertib Plus LDAC Phase 3 AML Study[2]

- Percentage of patients with an objective response was higher with volasertib plus LDAC, compared to placebo plus LDAC; however, the difference was not statistically significant
- Data showed an unfavorable overall survival trend, the result of an increase in infection rate associated with the volasertib plus LDAC dosing regimen

[1]Dohner et al; Randomized, Phase 2 Trial of Low-Dose Cytarabine with or without Volasertib in AML Patients not Suitable for Induction Therapy – Blood, 28 August 2014 – Vol 124, Number 9 – 1426-1433; [2] Results reported by Boehringer Ingelheim, June 2016

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PCM-075 – Highly-Selective for PLK1 Highly Selective Short Half-Life Acceptable Safety Profile Broad Applicability Orally Available

PCM-075 – Selective PLK1 Inhibitor Tested against >260 kinases and PLK1 was the only active target with IC50 of 2nM Selectivity driven by polar interaction with the carboxyl side chain of Glutamate 140 position of PLK11 1Data on File, Trovagene, Inc. Selective PLK1 Inhibitor Induces tumor cell death by G2/M cell cycle arrest AML-NS8 Patient-Derived Cells Treated with 200 nM PCM-075 for 24 Hrs1 Molecular Weight : 648.60 Daltons PCM-075 DMSO PCM-075 Control

PCM 075 – Synergistic in Combination High PLK1 expression is associated with the most aggressive forms of hematologic malignancies and solid tumor cancers PCM-075’s synergistic activity potentially enhances the efficacy of numerous standard-of-care therapies 1Alphabetical order. 2Preclinical data on file with PCM-075 and these combined therapeutics Potentially Synergistic Drugs1,2 Abiraterone Bortezomib Cisplatin Cytarabine Doxorubicin Gemcitabine HDAC Inhibitors Pacitaxel Quizartinib (FLT3) Associated Cancers2 Liquid Tumors: Acute Myeloid Leukemia Acute Lymphocytic Leukemia Non-Hodgkin Leukemia Multiple Myeloma Solid Tumors Castration-Resistant Prostate Adrenocortical Carcinoma Triple Negative Breast Sarcomas Small Cell Lung

Acute Myeloid Leukemia (AML) Combination of PCM-075 with FLT3 Inhibitor Evaluation of Efficacy of PCM-075 for MV-4-11 Human Acute Myeloid Leukemia (AML) Xenograft Model in NOD.SCID Mice 1Kindler et al, Blood 2010; 116:5089-10. 2Stone et al, N Engl J Med 2017; 377:454-64. 3Data on File at Trovagene, Inc. 30% of AML patients harbor a FLT3 mutation1 Midostaurin recently FDA approved; 3 additional FLT3 inhibitors, including quizartinib, are currently in Phase 3 clinical development2 The combination of PCM-075 and quizartinib demonstrated 97% tumor growth inhibition and regression in FLT3 AML xenograft model3

Why PCM-075

Characteristic	Benefit	PCM-075
Oral; 24-Hour Half-Life	• Enables sustaining drug levels without compromising safety	✓
Selective for PLK1	• Provides highly-targeted therapy for G2/M cell-cycle division checkpoint • Reversible, on-target side effects, consistent with the expected mechanism of action[3]	✓
Synergistic in Combination[1]	• Combination therapies potentially yielding "1+1=3" clinical activity • Demonstrated synergy with (e.g., cytarabine, paclitaxel and abiraterone) • Enhances mechanism of action without increasing on-target toxicities	✓
Tumor Cell Sensitivity	• Normal cells are 10-fold less sensitive than tumor cells to induced cell death[2] • No GI disorders, mucositis, or alopecia observed in Phase 1 solid tumor study	✓
Resistance Mechanism	• Ability to induce cell death in tumor cells that express transporters (e.g. MDR1)[3]	✓

[1]Preclinical data on file with PCM-075 in combination with chemo and targeted therapeutics; [2]Valsasina et al., Molecular Cancer Therapeutics; 11(4) April 2012; [3]Investigator Brochure for PCM-075, 22 June 2017 Trovagene data on file

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PCM-075 – AML Enhancing standard-of-care in patients ineligible for intensive induction therapy

Acute Myeloid Leukemia Market Opportunity1 AML: aggressive hematologic malignancy Incidence: 20,000* new cases and 10,400 deaths annually in the U.S. Prognosis: 5 year survival rate is 25% Treatment options vary based on patient condition / age, but can include: Chemotherapy Radiation Stem cell transplant Genetically diverse landscape: PLK1 selectivity presents opportunity across patient sub-populations *Orphan Drug Designation granted by the FDA September 28, 2017; 1National Cancer Institute SEER 2016

How PCM-075 Fits Within Treatment Pathway for Acute Myeloid Leukemia AML Diagnosis 20,0001 cases/year Eligible for Induction Treatment 12,000 Relapse & Refractory 30-50% 4,000 to 6,000 TROV-052 Phase 1b/2 AML Study: to assess the safety and efficacy of PCM-075 in combination with standard-of-care Responders 50-70% Ineligible for Induction Treatment ~8,000 Consolidation Treatment 1National Cancer Institute SEER 2016

Compelling Pre-Clinical Data Supports Phase 1b/2 Study Response observed in various xenograft models as a single agent and in combination1 Compound Median Survival Time (days) Placebo 28 Cytarabine 36 PCM-075 62* In Vivo Disseminated Leukemia Model (AML-NS8 Cells) Treatment with PCM-075 Started 20 Days Post-Inoculation 60 mg/kg BID (Days 1 and 2, 3 Cycles) 1Casolaro et al (2013) PLOS One Vehicle PCM-075 60 mg/kg BID Cytarabine 75 mg/kg Vehicle PCM-075 60 mg/kg BID Cytarabine 75 mg/kg *p = 0.001

Phase 1b/2 Study in Acute Myeloid Leukemia

- TROV-052 dose escalation; safety and efficacy in combination with standard-of care (n=74): NCT03303339


SCREENING
DOSING (DAYS/CYCLE)
FOLLOW-UP (DAYS/CYCLE)
1
2
3
4
5
6
7
8
9
10
11 - 28
PCM-075
Chemotherapy
BONE MARROW ASSESSMENT

Study Design
Dose escalation (starting at 12 mg/m^2) in Phase 1b with expansion cohort at maximum tolerated dose (MTD) for Phase 2 continuation

Safety
Assess side effects and tolerability to identify the MTD for use in the Phase 2

Determine the most beneficial combination regimen, dose and scheduling for Phase 2

Efficacy Endpoints
Rate of complete response (CR + CRi) in Phase 2, defined as morphologic leukemia-free state (MLF) plus:

For CR:
- Patient is independent of transfusions
- Absolute neutrophil count (ANC) of >1000/mm^3
- Platelets of ≥100,000/mm3

For CRi:
- Meets all criteria for CR except for either neutropenia (ANC <1000/mm3) or thrombocytopenia (<100,000/mm3)

Exploratory Endpoints
Pharmacodynamic correlative biomarker evaluation

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Biomarker Assessment to Measure Drug Activity and Effect on Tumors Biomarkers will be measured and correlated with pharmacokinetic drug levels to assess: Inhibition of PLK1 enzymatic activity by assessing inhibition of TCTP phosphorylation Blockage of cell division (G2/M arrest) Tumor DNA biomarkers Blood sample (baseline) AML Patient + PCM-075 Blood sample (post PCM-075) Pre- and Post-Dose Blood Sampling 1TruSight Myeloid Sequencing Panel; Illumina

PLK1 Enzymatic Activity
Biomarker for PCM-075 inhibition[1]

PLK1 Enzymatic Activity Inhibited by PCM-075


PCM-075 (µM): 0 .01 .032 .1 .32 1 3 10
pTCTP
Total TCTP

- PLK1 activity: as measured by pTCTP (Translationally Controlled Tumor Protein) which is activated by PLK1

[1]Trovagene Data on file

Blockage of Cell Division by PCM-075 G2/M Arrest by Analysis of DNA Content


Vehicle (DMSO)
PCM-075
Positive Control (Nocodazole)
Count
Comp-BV421-A

- PLK1 activity: as measured by G2/M arrest of cell division

[1]Trovagene, data on file

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Molecular Profiling and Patient Response[1]

AML Genomic Subgroup	Frequency of Patients	Most Frequently Mutated Genes (%)	DNA Panel	RNA Panel
NPM1 mutation	27%	NPM1(100), DNMT3A(54), FLT3(39), NRAS(19), TET2(16), PTPN11(15)	✓	
Mutated chromatin, RNA-splicing genes, or both	18%	RUNX1(39), MLLPTD(25), SRSF2(22), DNMT3A(20), ASXL1(17), STAG2(16), NRAS(16),TET2(15),FLT3ITD(15)	✓	
TP53mutations, chromosomal aneuploidy, or both	13%	Complex karyotope(68), -5/5q(47), -7/7q(44), TP53(44), -17/17p(31), +8/8q(16)	✓	✓
inv(16)(p13.1q22) or t(16;16)(p13.1;q22);CBFB-MYH11	5%	inv(16) (100), NRAS(53), +8/8q(16), KIT(15), FLT3TKD(15)	✓	✓
biallelic CEBPA mutations	4%	CEBPAbiallelic(100), NRAS(30), WT1(21), GATA2(20)	✓	
t(15;17)(q22;q12); PML-RARA	4%	t(15;17) (100), FLT3 ITD(35), WT1(17)	✓	✓
t(8;21)(q22;q22); RUNX1-RUNX1T1	4%	t(8;21) (100), KIT(38), -Y(33), -9q(18)	✓	✓
MLL fusion genes; t(x;11)(x;q23)	3%	t(x;11q23) (100), NRAS(23)	✓	✓
inv(3)(q21q26.2) or t(3;3)(q21;q26.2); GATA2,MECOM(EVI1)	1%	inv(3) (100), -7(85), KRAS(30), NRAS(30), PTPN11(30), ETV6(15), PHF6(15), SF3B1(15)	✓	✓
IDH2R172 mutations and no other class-defining lesions	1%	IDH2R172(100), DNMT3A(67), +8/8q(17)	✓	
t(6;9)(p23;q34); DEK-NUP214	1%	t(6;9) (100), FLT3ITD(80), KRAS(20)	✓	✓

[1]Papaemmanuil et al. Genomic classification and prognosis in acute myeloid leukemia; NEJM 2016;374:2209-2221

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PCM-075 – Solid Tumors Combination therapy with chemo and targeted therapies to extend treatment response and overall survival

Successful Phase 1 Safety Study Completed in Solid Tumors* Phase 1 Study Design 19 of 21 patients enrolled administered PCM-075 orally, once daily for 5 consecutive days, every 3 weeks PCM-075 Study Results Included: colorectal, pancreatic, lung, sarcomas, hepatocellular, ampullary, prostate, ovarian, skin Open-label dose escalation trial in patients with solid tumor malignancies Established safety of PCM-075 and identified a recommended Phase 2 dose of 24 mg/m2/day 16 of the 19 patients (84.2%) treated with PCM-075, were evaluable for efficacy, with stable disease at any dose observed in 5 (31.2%) of the patients Reversible, on-target thrombocytopenia and neutropenia, consistent with the expected mechanism of action, were the primary adverse events No GI disorders, mucositis, or alopecia was observed, confirming that bone marrow cells are the most sensitive to PCM-075 inhibition with the applied dosing schedule Phase 1 dose escalation study in patients with advanced or metastatic solid tumors * Phase 1 Dose-Escalation Study of NMS-1286937, an Orally Available Polo-Like Kinase 1 Inhibitor,.

Metastatic Castration-Resistant Prostate Cancer (mCRPC) Market Opportunity

- 25,000 men progress to metastatic prostate cancer resistant to standard androgen-deprivation therapy, anually[1]
  - Five-year survival rate of 37%[2]
  - Risk of metastases increases as the disease progresses; most common metastases are adrenal gland, bone, and lung[3]
- Treatments
  - Abiraterone (Zytiga® – Johnson & Johnson) and prednisone
  - Enzalutamide (Xtandi® – Astellas/Pfizer)
  - Docetaxel (Docefrez, Taxotere) and prednisone
- Ongoing need to increase duration of response for mCRPC patients
  - Patients develop resistance to abiraterone and enzalutamide (within 9-15 months)[4] and do not respond well to subsequent therapies
  - Further testing suggested to determine whether PCM-075 in combination with abiraterone would prolong response to anti-androgen therapy

Prostate Cancer


Prostate
Cancer

[1]2017 Annual Report on Prostate Disease – Harvard Health Publications; [2]GlobalData. Prostate Cancer—Global Drug Forecast and Market Analysis to 2023. Apr, 2015; [3] National Cancer Institute Metastatic cancer. Mar, 2013. Available at: http://www.cancer.gov/about-cancer/what-is-cancer/metastatic-fact-sheet; [4]GAntonarakis, Emmannel – Current Understanding of Resistance to Abiraterone and Enzalutamide in Advanced Prostate Cancer; Clinical Advances in Hematology & Oncology – May 2016 – Volume 14, Issue 5

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PCM-075 + Abiraterone Synergy PCM-075 plus abiraterone suggested increased sensitivity when compared to abiraterone alone, showing decreased viability of mCRPC tumor cells1 Combination appears to enhance the PCM-075 mechanism of action of arresting cells during mitosis1 There continues to be a large medical need to extend the benefit of response to abiraterone in mCRPC 1Yaffe, Michael, MD and Trovagene, 2017 C4-2 Castration-Resistant Prostate Cancer Cells Increased Sensitivity to Abiraterone in the Presence of PCM-075 *Expected = the calculated value of the effect of the addition of each drug *

PCM-075 Phase 2 mCRPC Clinical Trial PCM-075 in Combination with Abiraterone and Prednisone in Patients with Metastatic Castration-Resistant Prostate Cancer (mCRPC) Principal Investigator – Dr. David Einstein, Beth Israel Deaconess Medical Center Open-label trial to evaluate safety and efficacy of PCM-075 in combination with abiraterone and prednisone on disease control Phase 2: Assess disease control by prostate-specific antigen (PSA) decline or stabilization in patients with mCRPC currently receiving abiraterone and prednisone and showing initial signs of disease progression Patient Selection and Dosing Schedule Up to 25 patients will early progressive disease (PSA rise but minimally symptomatic or asymptomatic) Progressive disease demonstrated by 2 rising PSA values separated by at least 1 week while on abiraterone and prednisone PCM-075 administered orally at 24 mg/m2 for 5 consecutive days (Day 1-5) in a 21-day schedule (1 cycle) in combination with standard dose of abiraterone and prednisone, given orally, beginning on Day1 and continuing uninterrupted throughout each cycle

PCM-075 Phase 2 mCRPC Clinical Trial Primary Endpoint Efficacy: To observe the effects of PCM-075 in combination with abiraterone and prednisone on disease control as assessed by prostate-specific antigen (PSA) decline or stabilization Exploratory Endpoints Pharmacodynamic biomarker evaluation and genomic profiling Analysis of retinoic acid signaling pathway in pre- and post-circulating tumor cells PCM-075 in Combination with Abiraterone and Prednisone in Patients with Metastatic Castration-Resistant Prostate Cancer (mCRPC) Principal Investigator – Dr. David Einstein, Beth Israel Deaconess Medical Center Secondary Endpoints Efficacy: To observe the effects of PCM-075 in combination with abiraterone and prednisone on: change in PSA relative to baseline in subjects with mCRPC time to PSA progression in subjects with mCRPC time to radiographic progression, based on the Prostate Cancer Working Group 3 (PCWG3) guidelines radiographic response (per Response Evaluation Criteria in Solid Tumors [RECIST] 1.1 criteria) in subjects with mCRPC and measurable disease Safety: To assess the safety of PCM-075 in combination with abiraterone and prednisone in patients with mCRPC

Looking Ahead

2017 Milestones and 2018 Goals


PCM-075 licensed from Nerviano Medical Sciences
Study: TROV-052 Phase 1b/2 AML study receives FDA "may proceed"
Study: TROV-052 Phase 1b/2 AML study initiation
Study: TROV-052 Phase 1b/2 AML protocol and IND submitted to FDA
PCM-075 Orphan Drug Designation in AML granted
Study: TROV-053 Phase 2 mCRPC protocol submitted to FDA
2017
2018
ASCO GU
Study: TROV-053 Phase 2 mCRPC study approval to proceed
Study: TROV-052 Phase 1b topline results and Phase 2 dose identified
Study: TROV-053 Phase 2 mCRPC initial results
AACR
Study: TROV-053 mCRPC Phase 2 study initiated
Study: TROV-052 Phase 2 AML continuation study initiation
ASH
COMPLETED MILESTONES
DATA PRESENTATION
2018 GOALS

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Takeaways PLK1 is an established cancer target; the PLK inhibitor drug class has demonstrated clinical activity in AML PCM-075 is the only oral, selective PLK1 inhibitor to enter clinical trials 2 clinical studies: TROV-052 in AML and TROV-053 in mCRPC Preliminary clinical date in AML and mCRPC in 2018 Significant collaborations with leading investigators and institutions, including MD Anderson (AML) and Beth Israel Deaconess (mCRPC)

Thank you for more information, please email: ir@trovagene.com